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                                                                    EXHIBIT 10.5

                                PAYMENT GUARANTY
                         OF QUALIFIED REIT SUBSIDIARIES

This Payment Guaranty ("Guaranty") is made as of May 21, 1998, by Ambassador Apartments Texas, Inc., a Delaware corporation, Ambassador I, Inc., a Delaware corporation, Ambassador II, Inc., a Delaware corporation, Ambassador IV, Inc., a Delaware corporation, Ambassador V, Inc., a Delaware corporation, Ambassador VI, Inc., a Delaware corporation, Ambassador VII, Inc., a Delaware corporation, Ambassador VIII, Inc., a Delaware corporation, Ambassador IX, Inc., a Delaware corporation, Ambassador X, Inc., a Delaware corporation, Ambassador XI, Inc., a Delaware corporation, Ambassador XII, Inc., a Delaware corporation, Ambassador Florida Partners, Inc., a Delaware corporation, A.J. One, Inc., a Delaware corporation, and A.J. Two, Inc., a Delaware corporation (each a "Guarantor") in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as the agent for itself and the lenders ("Lenders") from time to time party to the Credit Agreement (as hereinafter defined) (in such capacity, the "Agent").

                               Factual Background

The Lenders intend to make a $155,000,000 unsecured revolver to term credit facility available to AIMCO Properties L.P., a Delaware limited partnership (the "Borrower") in accordance with the Credit Agreement (the "Credit Agreement"), dated as of January 26, 1998 (as amended by that certain First Amendment to Credit Agreement dated as of May 8, 1998), amended as of the date herewith, by and among Borrower, BofA (as Agent and as a Lender) and the other Lenders from time to time party thereto. In connection with the Credit Agreement, the Borrower has obtained this Guaranty from the Guarantor, and the Guarantor has provided this Guaranty in return for Borrower's payment of a guarantee fee. Capitalized terms used but not defined herein will have the meanings set forth in the Credit Agreement. As used herein, the term "Facility" shall refer individually to each of the credit facilities available to the Borrower under the Credit Agreement.

                                    Guaranty

1.       Guaranty of Loan.

         (a) Absolute Guaranty. Guarantor absolutely, unconditionally and irrevocably guaranties to Agent and the Lenders the full payment of the Indebtedness (as hereinafter defined), and unconditionally agrees to pay to Agent and the Lenders the full amount of the Indebtedness. This is a guaranty of payment, not of collection. If Borrower defaults in the payment when due of the Indebtedness or any part of it, Guarantor will in lawful money of the United States pay to Agent and the Lenders, on demand, all sums due and owing on the Indebtedness, including all interest, charges, fees and other sums, costs and expenses.


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         (b) Guaranty Prohibition. If, in accordance with Section 6.13(c) of the
Credit Agreement, any Guarantor is prohibited from providing this Guaranty under its existing financing arrangements, current as of even date herewith , such Guarantor shall have no obligation under this Guaranty.

         2. Loan. In this Guaranty, the term "Indebtedness" is broadly defined to mean and include all primary, secondary, direct, indirect, fixed and contingent obligations of Borrower to pay principal, interest, prepayment charges, breakage costs, late charges, loan fees and any other fees, charges, sums, costs and expenses that may be owing at any time under the Loan Documents (as such term is defined in the Credit Agreement), and shall include, without limitation, all liabilities and obligations of the Borrower with respect to Letters of Credit issued under the Credit Agreement, as any or all of such obligations may from time to time be modified, amended, extended or renewed. If the amount outstanding under the Indebtedness is determined by a court of competent jurisdiction or in any arbitration proceeding described in Section
10.17 of the Credit Agreement, that determination shall be conclusive and binding on Guarantor, regardless of whether Guarantor was a party to the proceeding in which the determination was made or not.

         3. Rights of Agent and the Lenders. Guarantor authorizes Agent or any Lender to perform any or all of the following acts at any time in its sole discretion, all without notice to Guarantor and without affecting Guarantor's obligations under this Guaranty:

            (a) Agent or the Requisite Lenders may alter any terms of the Indebtedness or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Indebtedness or any part of it.

            (b) Agent or any Lender may take and hold security for the Indebtedness or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security in accordance with the terms of the Indebtedness.

            (c) Agent or any Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Indebtedness or this Guaranty, and Agent or any Lender may also bid at any such sale.

            (d) Agent or any Lender may apply any payments or recoveries from Borrower, Guarantor or any other source, and any proceeds of any security, to Borrower's obligations under the Loan Documents in such manner, order and priority as Agent or such Lender may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.



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            (e) Agent or any Lender may release Borrower of its liability for the Indebtedness or any part of it.

            (f) Agent or any Lender may substitute, add or release any one or more Guarantors, other guarantors or endorsers.

            (g) In addition to the Indebtedness, Agent or any Lender may extend other credit to Borrower, and may take and hold security for the credit so extended, all without affecting Guarantor's liability under this Guaranty.

         4. Guaranty to be Absolute. Guarantor expressly agrees that until the Indebtedness is paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

            (a) Any act or event which might otherwise discharge, reduce, limit or modify Guarantor's obligations under this Guaranty;

            (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Agent or any Lender, or its failure to proceed promptly or otherwise as against Borrower, Guarantor or any security;

            (c) Any action, omission or circumstance that might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or that might affect the rights or remedies of Guarantor as against Borrower;

            (d) Any dealings occurring at any time between Borrower and Agent or any Lender, whether relating to the Indebtedness or otherwise; or

            (e) Any action of Agent or any Lender described in Section 3 above. Guarantor hereby acknowledges that absent this Section 4, Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreement, waivers or matters. Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantor under it shall be absolute and unconditional under any and all circumstances.

         5. Guarantor's Waivers. Guarantor waives:

            (a) All statutes of limitations as a defense to any action or proceeding brought against Guarantor by Agent or any Lender, to the fullest extent permitted by law;


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            (b) Any right it may have to require Agent or any Lender to proceed against Borrower, proceed against or exhaust any security held from Borrower, or pursue any other remedy in Agent's or any Lender's power to pursue;

            (c) Any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower;

            (d) Any defense based on: (i) any legal disability of Borrower, (ii) any release, discharge, modification, impairment or limitation of the liability of Borrower to Agent or any Lender from any cause, whether consented to by Agent or any Lender or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtorcreditor relationships ("Insolvency Proceeding"), and (iii) any rejection or disaffirmance of the Indebtedness, or any part of it, or any security held for it, in any such Insolvency Proceeding;

            (e) Any defense based on any action taken or omitted by Agent or any Lender in any Insolvency Proceeding involving Borrower, including any election to have Agent's or that Lender's claim allowed as being secured, partially secured or unsecured, any extension of credit by Lender to Borrower in any Insolvency Proceeding, and the taking and holding by Agent or any Lender of any security for any such extension of credit;

            (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice by Agent or any Lender to Guarantor expressly provided for in
Section 1;

            (g) Any defense based on or arising out of any defense that Borrower may have to the payment or performance of the Indebtedness or any part of it; and

            (h) Any defense based on or arising out of any action of Agent or any Lender described in Sections 3 or 4 above.

         6. Waivers of Subrogation and Other Rights.

            (a) During the existence of an Event of Default by Borrower, Agent or any Lender, without prior notice to or consent of Guarantor, may elect to:
(i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Indebtedness, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Indebtedness or any part of it or make any other accommodation with Borrower or Guarantor, or (iv) exercise any other remedy against Borrower or any security. No such action


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by Agent or any Lender shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Agent or any Lender, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Agent or any Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Indebtedness.

            (b) Regardless of whether Guarantor may have made any payments to Lender, Guarantor hereby waives: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrower for any sums paid to Agent or any Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Lender may have against Borrower, and (iii) all rights to participate in any security now or later to be held by Agent or any Lender for the Indebtedness, in each case until the full and indefeasible payment and performance of all Indebtedness, and all obligations of the Guarantors hereunder.

            (c) Guarantor waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies may affect Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of law or otherwise. In addition, Guarantor waives all rights and defenses that Guarantor may have because the Borrower's indebtedness is secured by real property. This means, among other things:

            (1) Agent and the Lenders may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower.

            (2) If Agent forecloses on any real property collateral pledged by the Borrower:

                (A) The amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                (B) Agent and the Lenders may collect from Guarantor even if Agent or any Lender, by foreclosing on the real property collateral, has destroyed or affected any right Guarantor may have to collect from the Borrower.

         This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Borrower's indebtedness is secured by real property.



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         7. Revival and Reinstatement. If Agent or any Lender is required to pay, return or restore to Borrower or any other person any amounts previously paid on the Indebtedness because of any Insolvency Proceeding of Borrower, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of Agent and such Lender shall continue with regard to such amounts, all as though they had never been paid.


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         8. Information Regarding Owner. Before signing this Guaranty, Guarantor investigated the financial condition and business operations of Borrower and such other matters as Guarantor deemed appropriate to assure itself of Borrower's ability to discharge its obligations under the Loan Documents. Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters that may affect Borrower's ability to pay and perform its obligations to the Agent and the Lenders. Neither Agent nor any Lender has any duty to disclose to Guarantor any information which such party may have or receive about Borrower's financial condition, business operations, or any other circumstances bearing on its ability to perform.

         9. Subordination. Any rights of Guarantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to it by Borrower or any Subsidiary thereof or to receive any payment from Borrower or any such Subsidiary other than those payments or distributions permitted under Sections 7.9(b) and 7.10 of the Credit Agreement shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment of the Indebtedness. Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Indebtedness has been paid and performed in full and any such sums received in violation of this Guaranty shall be received by Guarantor in trust for the Agent and the Lenders.

         10. Financial Information. Guarantor shall keep true and correct financial books and records, using generally accepted accounting principles consistently applied, or such other accounting principles as the Requisite Lenders in their reasonable judgment may find acceptable from time to time. Guarantor represents, warrants and covenants to Agent and the Lenders that all financial information with respect to the Guarantor delivered or to be delivered to Agent and the Lenders by the Borrower with respect to Guarantor under Section
6.1 of the Credit Agreement is or shall be true and correct and fairly presents or will fairly present the financial position of the Guarantor for the applicable period. Guarantor shall promptly provide Agent and the Lenders with any additional audited financial information that Guarantor may obtain, and such other information concerning its affairs and properties as Agent or any Lender may reasonably request, including, without limitation, signed copies of any tax returns if reques ted by Agent or the Lenders.

         11. Guarantor's Representations and Warranties. Guarantor represents and warrants that:

             (a) All financial statements delivered to Agent or the Lenders were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be acceptable to the Requisite Lenders at the time of their preparation, consistently applied;

             (b) There has been no material adverse change in Guarantor's financial condition since the dates of the statements most recently furnished to Agent and the Lenders; and




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             (c) All representations and warranties given on behalf of or with respect to Guarantor contained in Article V of the Credit Agreement and in any other Loan Document or certification made in connection with the Credit Agreement are true and correct.

         12. Covenants of Guarantor. Guarantor covenants and agrees that it shall comply with and perform all covenants given on behalf of or with respect to Guarantor (whether expressly or as a Subsidiary) contained in Articles VI and VII of the Credit Agreement and in all other Loan Documents.

         13. Intentionally Omitted.

         14. Reference and Arbitration.

             (a) Mandatory Arbitration. Any controversy or claim between or among the parties, including those arising out of or relating to this Guaranty or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in Los Angeles, California, in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association (the "AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, inc luding the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

             (b) Provisional Remedies, SelfHelp and Foreclosure. No provision of this Section 14 shall limit the right of any party to exercise selfhelp remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration.


         15. Authorization; No Violation. Guarantor is authorized to execute, deliver and perform under this Guaranty, which is a valid, binding, and enforceable obligation of Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditor's rights generally. The execution, delivery and performance of this Guaranty are not in violation of any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency applicable to the Guarantor. The Guaranty does not conflict with, or constitute a breach or default under, any agreement to which Guarantor is a party.

         16. Additional and Independent Obligations. Guarantor's obligations under this Guaranty are in addition to its obligations under any future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Agent and consented to by the Lenders. Guarantor's obligations under this Guaranty are




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independent of those of Borrower on the Indebtedness. Agent or the Lenders may
bring a separate action, or commence a separate arbitration proceeding against Guarantor without first proceeding against Borrower, any other person or any security that Agent or any Lender may hold, and without pursuing any other remedy. None of Agent's or any Lender's rights under this Guaranty shall be exhausted by any action by Agent or any Lender until the Indebtedness has been paid and performed in full in cash.


         17. No Waiver; Consents; Cumulative Remedies. Each waiver by Agent or the Lenders must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Agent's or any Lender's delay in exercising or failure to exercise any right or remedy against Borrower, Guarantor or any security. Consent by Agent or the Lenders to any act or omission by Borrower or Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Agent's or the Lenders' consent to be obtained in any future or other instance. All remedies of Agent and each Lender against Borrower and Guarantor are cumulative.

         18. No Release. Except as otherwise provided in Section 1, Guarantor shall not be released, in whole or in part, from its obligations under this Guaranty except by a writing signed by Agent and all the Lenders.

         19. Heirs, Successors and Assigns; Participations. The terms of this Guaranty shall bind and benefit the heirs, legal representatives, successors and assigns of Agent, the Lenders and Guarantor; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of Agent in each instance. Without notice to or the consent of Guarantor, Agent and any Lender may disclose any and all information in its possession concerning Guarantor, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Agent or such Lender, and to any actual or prospective purchaser or assignee of any participation or other interest in the Indebtedness and this Guaranty.




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         20. Notices.

         (a) Delivery. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered to its address specified on the signature pages hereof, or to such other address as shall be designated by such party in a written notice to the other party.

         (b) Receipt. All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery.

         (c) Reliance. Agent and each Lender shall be entitled to rely on the authority of any person purporting to be a person authorized by Guarantor to give such notice, and neither Agent nor any Lender shall have any liability to Guarantor or any other person on account of any action taken or not taken by Agent or such Lender in reliance upon such telephonic or facsimile notice. The obligation of Guarantor hereunder shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by Agent or a Lender of a confirmation which is at variance with the terms understood by Agent or such Lender to be contained in the telephonic or facsimile notice.

         21. Rules of Construction. In this Guaranty, the word "Borrower" includes both the named Borrower and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Borrower on the Indebtedness. The word "person" includes any individual, company, trust or other legal entity of any kind. If this Guaranty is executed by more than one person, the word "Guarantor" includes all such persons. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

         22. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Colorado, without regard to its choice of law rules.



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         23. Costs and Expenses. If any lawsuit or arbitration is commenced which arises out of, or which relates to this Guaranty, the Loan Documents or the Indebtedness, the prevailing party shall be entitled to recover from each other party such sums as the court or arbitrator may adjudge to be reasonable attorneys' fees (including allocated costs for services of inhouse counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, Guarantor agrees to pay all of the Agent's and each Lender's costs and expenses, including attorneys' fees (including allocated costs for services of the Agent's and each Lender's inhouse counsel) which may be incurred in any effort to collect or enforce the Indebtedness or any part of it or any term of this Guaranty. Without limiting any rights of the Agent or Lenders under the Credit Agreement, all amounts of any kind due and payable under this Guaranty (whether for principal, intere st, and other costs under the Indebtedness, or for costs, fees, and expenses for which the Guarantors are directly responsible hereunder, or otherwise) shall accrue interest from the time the Agent or the Lenders make demand therefor hereunder until paid in full in cash to such Agent or the Lenders at the Base Rate, as defined in the Credit Agreement, plus three (3%) percentage points, except to the extent that any such amounts are then accruing interest under the Indebtedness, in which case such Base Rate plus 3% interest rate shall not be applied if the effect would be to compound the interest to which such obligations are subject to under the Indebtedness.

         24. Covenant. Each Guarantor hereby agrees that it will make dividend payments on its outstanding preferred stock with its excess cash to the extent such cash is not required by the Guarantor for its business, consistent with prudent business practices and its cash requirements.

         25. Integration; Modifications. This Guaranty (a) integrates all the terms and conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and
(c) is intended by Guarantor, Agent and the Lenders as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by Guarantor, Agent and the Lenders. No representation, understanding, promise or condition shall be enforceable against any party hereto unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by both Agent (with the consent of the Requisite Lenders) and Guarantor. No course of prior dealing, usage of trade, parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. As between Agent and the Lenders only, nothing contained in this Guaranty shall alter the rights and obligations among Agent and the Lenders set forth in the Credit Agreement.



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         26. Miscellaneous. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. Time is of the essence in the performance of this Guaranty by Guarantor.

                    [Rest of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, the undersigned has executed and delivered this
Guaranty as of the date on the first page. Guarantor:

AMBASSADOR APARTMENTS TEXAS, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR I, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR II, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR IV, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


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

AMBASSADOR V, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR VI, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR VII, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR VIII, INC..
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR IX, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------



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


AMBASSADOR X, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR XI, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR XII, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


AMBASSADOR FLORIDA PARTNERS, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------


A.J. ONE, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------





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
A.J. TWO, INC.
a Delaware corporation


By: /s/ PATRICIA HEATH
   -----------------------------------
   Name: Patricia Heath
        ------------------------------
   Title: Vice President and Treasurer
         -----------------------------



                             Address Where Notices to Guarantor are to be Sent:
                             1873 South Bellaire Street
                             17th Floor
                             Denver, Colorado 90071

                             Address Where Notices to Agent are to be Sent:
                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION
                             555 South Flower Street, 6th Floor
                             Los Angeles, California 90071
                             Att'n: Manager  Unit #1357
                             Addresses Where Notices to the Lenders
                             are to be sent:
                             Per the Credit Agreement




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